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                                                                    EXHIBIT 99.3








                         PACECO FINANCIAL SERVICES, INC.


                                       and



                                 BILL J. ENGLISH
                                     Trustee





                                 TRUST AGREEMENT



                          Dated as of December 20, 2000












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                                TABLE OF CONTENTS

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PARTIES  1
RECITALS OF THE COMPANY....................................................................................1

ARTICLE I             DEFINITIONS AND OTHER PROVISIONS
                      OF GENERAL APPLICATION
         SECTION 1.01          Definitions.................................................................1


ARTICLE II        TERMS AND PURPOSE OF THE TRUST
         SECTION 2.01          Creation of Trust...........................................................3
         SECTION 2.02          Creation of Fund............................................................3
         SECTION 2.03          Powers......................................................................3
         SECTION 2.04          Execution of Documents......................................................4


ARTICLE III           APPOINTMENT, DUTIES AND POWERS OF TRUSTEE
         SECTION 3.01          Appointment.................................................................4
         SECTION 3.02          Duties of the Trustee.......................................................4
                  a.     Sale of PalWeb Shares.............................................................4
                  b.     Exercise of the Put...............................................................5
                  c.     Receipt and Investment of the Proceeds............................................5
                  d.     Distribution of the Trust Assets..................................................5
                  e.     Compliance with Securities Laws...................................................6
                  f.     Insurance Policy..................................................................6
                  g.     Voting PalWeb Shares..............................................................6
                  h.     Reports...........................................................................6
                  i.     Records...........................................................................6
         SECTION 3.03          Powers of the Trustee.......................................................7
         SECTION 3.04          Reliance on Trustee's Authority.............................................7
         SECTION 3.05          Access......................................................................7
         SECTION 3.06          Delegation of Powers........................................................7
         SECTION 3.07          Administrative Support......................................................7
         SECTION 3.08          Bonds.......................................................................7


ARTICLE IV            PROTECTIONS AFFORDED TO THE TRUSTEE
         SECTION 4.01   Limitation of Liability............................................................7
         SECTION 4.02   No Third Party Beneficiary.........................................................8


ARTICLE V             REVOCATION AND MODIFICATION
         SECTION 5.01          Modification................................................................8

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         SECTION 5.02   Termination of the Trust...........................................................8


ARTICLE VI            CERTIFICATE HOLDERS' LISTS AND REPORTS BY
                      TRUSTEE AND COMPANY
         SECTION 6.01          Certificate Holders' Lists..................................................8
         SECTION 6.02          Communication to Certificate Holders........................................8
         SECTION 6.03          Reports by Trustee..........................................................9
         SECTION 6.04          Reports by Company..........................................................9


ARTICLE VII              MISCELLANEOUS
         SECTION 7.01          Resignation, Death or Removal of a Trustee..................................9
         SECTION 7.02          Successors and Assigns......................................................9
         SECTION 7.03          Notices....................................................................10
         SECTION 7.04          Savings Clause.............................................................10
         SECTION 7.05          Articles and Section Headings..............................................10
         SECTION 7.06          Acceptance of Trust........................................................10
         SECTION 7.07          Limitation of Liability....................................................10
         SECTION 7.08          Governing Law..............................................................11
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                                       ii

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                                 TRUST AGREEMENT

         This TRUST AGREEMENT, is entered into as of December 20, 2000, between PACECO FINANCIAL SERVICES, INC., a corporation duly organized and existing under the laws of the State of Oklahoma (herein called the "Company") and Bill J. English (herein called the "Trustee").

                                WITNESSETH THAT:

         WHEREAS, the Company has developed a plan (the "Plan") for the sale of certain assets of the Company to facilitate the redemption or partial redemption of investment certificates ("Certificates");

         WHEREAS, the Plan provides for the creation of a Trust to sell certain assets of the Company and to distribute the proceeds to the Certificate Holders in accordance with the terms of this Agreement and the Plan;

         WHEREAS, the Plan provides for and requires the appointment of the Trustee to sell those certain assets of the Company and to distribute the proceeds to the Certificate Holders in accordance with the terms of this Agreement and the Plan;

         NOW THEREFORE, the Company and the Trustee do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) the terms defined in the introductory provisions of this Agreement shall have the meanings so ascribed to them throughout this Agreement;

                  (c) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (d) the term "Account Balance" shall mean on any given date the balance of Deposits plus accrued interest in a Certificate Holder's account.

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                  (e) the term "Administration Costs" shall mean the fee of
the Trustee and all costs incurred by or on behalf of the Trustee in the administration of the Trust;

                  (f) the term "Agreement" shall mean this Trust Agreement;

                  (g) the term "Balance of Deposits" shall mean on any given date the outstanding balance of all the Deposits plus accrued interest;

                  (h) the term "Bank-Quality Investments" shall mean investments in which a federally insured bank may invest deposits;

                  (i) the term "Certificate Holders" shall mean the persons who hold one or more Certificates;

                  (j) the term "Certificates" shall mean the investment certificates issued by the Company consisting of both passbook savings and time certificates;

                  (k) the term "Department" shall mean The Oklahoma Department of Securities;

                  (l) the term "Deposits" shall mean the passbook savings and time certificate accounts of the Company;

                  (m) the term "Designated Trust Assets" shall mean (i) the 43,500,000 shares of PalWeb Corporation common stock transferred by the Company to the Trustee pursuant to this Agreement and any other securities or other property received in exchange for, or as a distribution or dividend on, such shares, as in the case of a merger, consolidation, stock dividend, stock split or other similar transaction (the "PalWeb Shares"), and (ii) the life insurance policy on the life of Paul A. Kruger in the face amount of $5,000,000 with Jefferson Pilot Financial Insurance Company (the "Insurance Policy");

                  (n) the term "Disposition Price" shall mean the Balance of Deposits on any given date divided by the number of PalWeb Shares held by the Trustee on that date;

                  (o) the term "Effective Date" shall mean the date of this Agreement;

                  (p) the term "pro rata" when used in the Agreement to describe distributions to Certificate Holders shall mean in the proportion that each Certificate Holder's Account Balance bears to the total of the Balance of Deposits at the time of the distribution.

                  (q) the term "Proceeds" shall mean the consideration for any sale, assignment, or conveyance of the PalWeb Shares plus any death benefit under the Insurance Policy;

                  (r) the term "Put" shall have that meaning set forth in the Put Agreement;

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                  (s) the term "Put Agreement" shall mean that certain
agreement dated December 20, 2000, whereby Paul Kruger granted the Trustee the Put.

                  (t) the term "Selling Costs" shall mean all selling commissions, finders fees and other costs and expenses reasonably incurred in connection with the sale of the PalWeb Shares;

                  (u) the term "Trust" shall mean the trust created by this Agreement;

                  (v) the term "Trust Fund" shall mean the fund created by this Agreement;

                  (w) the term "Trust Fund Liabilities" shall mean the liabilities incurred by the Trust during the term of the Trust;

                                   ARTICLE II

                         TERMS AND PURPOSE OF THE TRUST

         Section 2.01 CREATION OF TRUST AND BENEFICIARIES. The Company hereby transfers, assigns and conveys to the Trustee, the PalWeb Shares and, when issued, will transfer the Insurance Policy, to be held by such Trustee for the uses and purposes and on the terms and conditions set forth herein. The beneficiaries of the Trust shall be the Certificate Holders to the extent of the Balance of Deposits, the Company to the extent the Proceeds of the PalWeb Shares exceed the Balance of Deposits, and in the event of the death of Paul
A. Kruger, the Estate of Paul A. Kruger to the extent the Proceeds of the Insurance Policy exceed the Balance of Deposits.

         Section 2.02 CREATION OF FUND. The Company on behalf of the Trustee hereby creates the Trust Fund to consist of the Designated Trust Assets to be held, managed, sold and distributed by the Trustee for the purposes and on the terms and conditions set forth herein.

         Section 2.03 POWERS. The Company does hereby irrevocably grant, convey and transfer to the Trustee the sole power and authority in accordance with the terms hereof to convey, sell, transfer or otherwise dispose of any or all of the Designated Trust Assets and to distribute all Proceeds and other cash to the Certificate Holders, together with interest, if any, as provided herein. Sale of the PalWeb Shares shall be made in a manner reasonably calculated under the then existing circumstances to maximize the Proceeds within the period necessary to timely fund the redemption of the Deposits. The Company shall execute such other documents as the Trustee deems necessary to effectuate the respective grant of powers hereunder. The Trustee shall also have such further powers as are set forth herein in Articles 3 and 4, respectively and the power to bring suit to enforce this Agreement and the Put Agreement.

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         Section 2.04 EXECUTION OF DOCUMENTS. The Company shall execute such documents (including, without limitation, powers of attorney and of appointment) and shall perform such other and additional acts as may be necessary and appropriate to evidence and confirm the powers and interests transferred and granted to the Trustee herein.

                                   ARTICLE III

                    APPOINTMENT, DUTIES AND POWERS OF TRUSTEE

         Section 3.01 APPOINTMENT. Bill J. English is hereby designated as Trustee to serve from and after the date of this Agreement until it resigns or is discharged and a successor Trustee is appointed, all as set forth herein.

         Section 3.02 DUTIES OF THE TRUSTEE. The Trustee shall have the duties, (a) to sell, transfer or otherwise dispose of the Designated Trust Assets in such manner and at such time or times and at such price or prices as will redeem all of the outstanding Deposits, including principal and accrued interest, plus Administration Costs and Selling Costs, such sale to be conducted in either a public or private transaction; (b) to exercise the Put according to the terms of the Put Agreement (c) to receive, hold and temporarily reinvest the Proceeds of such Designated Trust Assets in Bank-Quality Investments, if and to the extent the Trustee deems temporary investments to be an efficient use of funds while accumulating enough Proceeds to make a distribution to Certificate Holders; (d) to pay all expenses incurred in connection with the administration of the Trust Fund; and (e) to distribute the Proceeds of the Designated Trust Assets to the Certificate Holders, all as set forth herein.

                  a. SALE OF PALWEB SHARES. Commencing on the Effective Date, the Trustee shall be obligated to sell or otherwise dispose of the PalWeb Shares if and when the PalWeb Shares attain a market value equal to or in excess of the Disposition Price per share plus Administration Costs and Selling Costs. The Trustee will be obligated to sell the PalWeb Shares, as and to the extent the market can absorb the PalWeb Shares in either a public or private transaction, and distribute the net Proceeds of the PalWeb Shares to the Certificate Holders pursuant to the provisions of this Agreement. The Trustee may temporarily reinvest such Proceeds as authorized by Section 3.02(c) below. The parties acknowledge that the market for PalWeb Corporation common stock may not be sufficient to absorb the entire number of such shares held by the Trustee in a single transaction. Therefore, the Trustee shall exercise its discretion as to the timing and amounts of the PalWeb Shares to be sold. All Administration Costs and Selling Costs shall be paid from the Trust Fund. The Trustee is prohibited from selling or otherwise disposing of the PalWeb Shares, except as expressly provided in this Agreement, at a market value less than the Disposition Price per share plus Administration Costs and Selling Costs. If the Trustee is able to sell the PalWeb Shares in a private transaction at a price in excess of the Disposition Price, all Proceeds net of Administration Costs and Selling Costs will be distributed pursuant to Section 3.02(d) below.

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                  b.       EXERCISE OF THE PUT. The Trustee is authorized and
directed to exercise its rights under the Put Agreement according to the terms and conditions of the Put Agreement.

                  c. RECEIPT AND TEMPORARY INVESTMENT OF THE PROCEEDS. The Trustee shall collect and receive all Proceeds from the Designated Trust Assets and shall be empowered in its discretion to invest and reinvest such Proceeds in Bank-Quality Investments, if and to the extent the Trustee deems temporary investments to be an efficient use of funds while accumulating enough Proceeds to make a distribution to Certificate Holders.

                  d.       DISTRIBUTION OF THE TRUST ASSETS.

                           (1) In the event of the death of Paul A. Kruger,
the Proceeds of the Insurance Policy, net of all Administration Costs then owing or reasonably anticipated to be incurred in the foreseeable future, shall be distributed pro rata to Certificate Holders to the extent of the Balance of Deposits. Any such net Proceeds in excess of the Balance of Deposits shall be distributed to the estate of Paul A. Kruger or such other person or entity as Paul A. Kruger shall designate in writing to the Trustee.

                           (2) At such time as the PalWeb Shares are sold
pursuant to Section 3.02(a) above, the Trustee shall be authorized to distribute the Proceeds of such sale net of Administration Costs and Selling Costs to the Certificate Holders pursuant to the provisions of this Agreement. If the Trustee exercises its rights under the Put Agreement pursuant to Section 3.02(b) above, the Trustee shall distribute the Proceeds of the Put according to the terms of the Put Agreement. The parties acknowledge that the market for PalWeb Corporation common stock may not be sufficient to absorb the entire number of such shares held by the Trustee in a single transaction. Upon distribution of the Proceeds in full redemption of all of the Certificate Holders' accounts, including payment of all accrued interest, and payment of or provision for all costs, expenses and liabilities of the Trust, the balance of the PalWeb Shares or Proceeds thereof, if any, shall be distributed to the Company, its successor, or its designee.

                           (3) If Paul A. Kruger is released from his
obligations under the Put Agreement pursuant to Section 5 of that Agreement, then the Trustee shall either, (i) distribute any remaining PalWeb Shares to the Certificate Holders pro rata after making provision for Administration and any Selling Costs, or (ii) sell the PalWeb Shares in either a public or private transaction at a price that may be less than the Disposition Price per share and distribute the Proceeds of such sale, net of Administration and any Selling Costs, to the Certificate Holders pro rata. Any distribution made pursuant to this paragraph shall reduce the Balance of Deposits accordingly. The Trustee, in its discretion, may value the PalWeb Shares at their most recent closing bid price in the event there is an established trading market for the PalWeb Shares and, otherwise, based on appraisal by a qualified independent appraiser.

                           (4) If a judgment is entered against Paul A.
Kruger on the basis of a determination that an Event of Default has occurred under Section 7 of the Put Agreement, and any appeal has been exhausted, then the Trustee shall either, (1) distribute any remaining PalWeb Shares, in the same proportion that the judgment amount bears to the total Balance of

                                       5

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Deposits, to the Certificate Holders pro rata, after making provision for
Administration and any Selling Costs, or (ii) sell such proportionate amount of PalWeb Shares in either a public or private transaction at a price that may be less than the Disposition Price per share and distribute the Proceeds of such sale, net of Administration and any Selling Costs, to the Certificate Holders pro rata. Any distribution made pursuant to this paragraph shall reduce the Balance of Deposits accordingly. The Trustee, in his discretion, may value the PalWeb Shares as provided in paragraph d.(3), above.

                  e. COMPLIANCE WITH SECURITIES LAWS. Any sale or distribution of the PalWeb Shares pursuant to this Agreement or the Put Agreement shall be subject to compliance with all applicable state and federal securities laws.

                  f. INSURANCE POLICY. The payment of premiums on the Insurance Policy shall be funded by the Company. At such time as the Account Balances are reduced to zero, the Trustee shall so notify Paul A. Kruger and request instructions regarding the disposition of the Insurance Policy. The Trustee shall dispose of the Insurance Policy in accordance with such instructions. If no instructions are received within 45 days following such notice, the Trustee shall terminate the Insurance Policy.

                  g. VOTING PALWEB SHARES. Upon any vote or consent to action of the stockholders of PalWeb Corporation the Trustee shall vote the PalWeb Shares in accordance with, and in proportion to, the total votes cast by all other stockholders, unless, in the judgment of the Trustee, such vote of the PalWeb Shares would have an adverse affect on the rights of Certificate Holders. In that event, the Trustee shall vote the shares as the Trustee reasonably believes to be in the best interest of Certificate Holders.

                  h. REPORTS. The Trustee shall report to the Company and to the Department within ten (10) days after a distribution to the Certificate Holders the following information: the beginning principal amount(s), accrued interest, distributions made, balances owing to each Certificate Holder, and Administrative and Selling Costs paid.

                  i. RECORDS. The Trustee shall maintain accurate books and records concerning the Designated Trust Assets. The Company shall be responsible for providing the Trustee a complete and accurate list of Certificate Holders which shall include names and mailing addresses of Certificate Holders, the principal amount and accrued interest of each Depositor's account, as of the date to be agreed upon between the Company and the Trustee, and the annual interest rate applicable to each account. From and after the Trustee's receipt of such information, the Trustee shall keep a record of the Certificate Holders' accounts showing the beginning principal and accrued interest, distributions made and balances owing. All distributions by the Trustee will be applied first to principal. The records maintained by the Trustee shall be available for inspection and copying by the Company and the Department at any time and from time to time during normal business hours. All such records shall be delivered to the Company upon Termination of the Trust. All records as to the Deposits, accrual of interest, distributions to Certificate Holders and Disposition Price per share will be

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maintained by the Company. Such records shall be available for inspection by the Department or the Trustee at any time and from time to time during normal business hours.

         Section 3.03 POWERS OF THE TRUSTEE. The Trustee shall have such powers as are necessary to the proper performance of its duties as set forth herein. Nothing contained herein shall obligate the Trustee to take any action which it reasonably believes may subject itself or the Trust Fund to any liability unless it is indemnified to its satisfaction against the consequences of taking such action.

         Section 3.04 RELIANCE ON THE TRUSTEE'S AUTHORITY. No entity dealing with the Trustee with reference to the Designated Trust Assets or the Trust Fund, if acting in good faith, shall be required to ascertain the authority of the Trustee nor to see to the performance by the Trustee of any of the provisions hereof, nor be responsible in any way for the proper application of funds or properties paid or delivered to the Trustee, but if acting in good faith, may deal with the Trustee as though the Trustee were the unconditional owner of the Designated Trust Assets.

         Section 3.05 ACCESS. The Trustee shall permit the duly authorized representatives of the Company and the Department to have access to the books and records pertaining to the Designated Trust Assets, the Trust Fund and all instruments and documents related thereto as often as may be reasonably requested.

         Section 3.06 DELEGATION OF POWERS. The Trustee shall be entitled to delegate such authority to its employees and agents as the Trustee shall reasonably deem necessary to perform its duties under this Agreement.

         Section 3.07 ADMINISTRATIVE SUPPORT. Nothing contained herein shall prevent the Trustee from relying upon the Company for general or specific administrative support including, but not limited to, printing, bulk mail, check processing, and accounting.

         Section 3.08 BONDS. Unless required by the Department or other applicable law, the Trustee shall serve during the duration of the Trust without a fidelity bond.

                                   ARTICLE IV

                       PROTECTIONS AFFORDED TO THE TRUSTEE

         Section 4.01 LIMITATION OF LIABILITY. The Trustee nor any of its respective employees or agents shall have any liability for the payment of the Trust Fund Liabilities or for any error of judgment made in good faith other than as a result of gross negligence or willful misconduct or for any act or omission of any of its employees or agents unless such entity acted with gross negligence or willful misconduct in the selection or retention of such employee or agent. The Trustee shall not be liable for any action taken or omitted in good faith and believed by it to be authorized within the respective discretion or rights or powers conferred upon it by this

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Agreement. In performing its duties hereunder, the Trustee may consult with counsel selected by it who may be counsel for the Company, at the expense of the Trust Fund, and shall have no liability for any action taken upon the advice of such counsel. None of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers. The Trustee may rely without inquiry upon any writing delivered to it hereunder which it believes in good faith to be genuine and to have been given by a proper entity.

         Section 4.02 NO THIRD PARTY BENEFICIARY. This Agreement is entered into for the sole and exclusive benefit of the Company, the Trustee, the Certificate Holders and the Department, and other than the Department and the successors, designees, and assigns of the foregoing, no other entities or persons shall have any rights hereunder.

                                    ARTICLE V

                           REVOCATION AND MODIFICATION

         Section 5.01 MODIFICATION. This Agreement may be amended or modified in any respect and at any time by an instrument or documents in writing signed by the Company and the Trustee with notice to the Department.

         Section 5.02 TERMINATION OF THE TRUST. The Trust shall terminate (a) upon the date thirty days after the date upon which (i) all Designated Trust Assets shall have been disposed of in accordance with the terms hereof, (ii) all Proceeds shall have been distributed to Certificate Holders up to the Balance of Deposits, (iii) all other liabilities of the Trust shall have been paid, and (iv) all other cash shall have been distributed to the Company, its successor, or designee; or (b) December 31, 2004, or as soon thereafter as the Trustee can distribute the Designated Trust Assets, unless extended by a vote of a majority in interest of the Certificate Holders at a meeting called for that purpose.

                                   ARTICLE VI

          CERTIFICATE HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 6.01 CERTIFICATE HOLDERS' LISTS. The Company shall maintain a complete and accurate list of the Certificate Holders which shall include names and mailing addresses of the Certificate Holders and the principal amount, accrued interest, and amounts owing in each Certificate Holders' account.

         Section 6.02 COMMUNICATION TO CERTIFICATE HOLDERS. Upon written request by a Certificate Holder, the Trustee may, in its discretion, make available any and all information regarding the Trust or Designated Trust Assets. Neither the Company nor the Trustee nor any

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agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificate Holders, regardless of the source from which such information was derived, and the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section.

         Section 6.03 REPORTS BY TRUSTEE. The Trustee shall provide such reports as required by Section 3.02(h) herein. In addition, the Trustee shall report to each Certificate Holder within ten (10) days of a distribution the following information with respect to his or her account: the beginning principal amount(s), accrued interest, distributions made, and balance owing.

         Section 6.04 REPORTS BY COMPANY. The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Department, copies of any annual reports and information, documents and other reports (or copies of such portions of any of the foregoing as the Department may from time to time prescribe) which the Company may be required to file with the Department.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01 RESIGNATION, DEATH OR REMOVAL OF A TRUSTEE. The Trustee may (a) resign at any time upon thirty (30) days prior written notice to the Company and the Department; (b) be removed upon the vote of a majority in interest of the Certificate Holders at a meeting called for that purpose; or
(c) be removed by an order of the Department. The Trustee shall be replaced by (a) a vote of a majority in interest of the Certificate Holders if the Trustee dies, resigns or is removed by a vote of the Certificate Holders; or
(b) the Department if the Trustee is removed by the Department. Any successor Trustee must be independent of the Company and its affiliates. No successor Trustee hereunder in any event shall have any liability or responsibility for the acts or omissions of any of his predecessors. Every successor Trustee appointed pursuant hereto shall execute, acknowledge and deliver to his predecessor and to the Company an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee without any further act, deed or conveyance shall become fully vested with all of the estates, properties, rights, titles, powers, trusts, duties and obligations of his predecessor. Should any document or instrument in writing from the prior Trustee be required more fully and certainly to vest in such successor Trustee the estates, properties, rights, titles, powers, trusts, duties and obligations hereby vested herein, any and all such documents or instruments shall, on request of the successor Trustee, be executed acknowledged and delivered by the respective predecessor Trustee, his executor or administrator.

         Section 7.02 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties.

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         Section 7.03 NOTICES. All notices provided for herein shall be in writing and shall be deemed given when served personally, when mailed to the entity at its address as shown below, or when received by facsimile transmission at the telephone number shown below, or at such other address or telephone number as any such entity shall designate in a written notice served on each other entity.

         If to the Company:

         Paceco Financial Services, Inc.
         2500 S. McGee, Suite 147
         Norman, OK 73072
         Fax: (405) 360-5354


         If to the Trustee:

         Bill J. English
         114 E. Main St.
         Norman, OK 73072
         Fax: (405) 321-0343


         If to the Department:

         Oklahoma Department of Securities
         120 N. Robinson, Suite 860
         Oklahoma City, OK 73102
         Fax: (405) 280-7742


         Section 7.04 SAVINGS CLAUSE. In the event any clause, provision or provisions hereof proves to be or is judged to be invalid for any reason, such invalid or void clause, provision or provisions shall not affect the whole of this Agreement, but the balance of the provisions hereof shall remain operative and shall be carried into effect insofar as legally possible.

         Section 7.05 ARTICLES AND SECTION HEADINGS. Article and section headings herein are for convenience of reference only and shall not affect the meaning or interpretation of any provisions hereof.

         Section 7.06 ACCEPTANCE OF TRUST. The Trustee hereby accepts the trust imposed on him by this Agreement.

         Section 7.07 LIMITATION OF LIABILITY. The Company shall not be liable for actions of the respective Trustees pursuant to this Agreement.

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         Section 7.08 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Oklahoma.

         EXECUTED, the day and year first above written.

COMPANY:                            PACECO FINANCIAL SERVICES, INC.


                                    By:    /s/ Mark Kidd
                                        ----------------------------
                                                  President


TRUSTEE:                                   /s/ Bill J. English
                                        ----------------------------
                                               Bill J. English














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